SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report July 18, 2000
(Date of earliest event reported)

VISTEON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-15827	38-3519512

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Auto Club Drive, Dearborn, Michigan (Address of Principal Executive Offices)	48126 (Zip Code)

Registrant’s telephone number, including area code: (800)VISTEON

Item 5. Other Events.

      On July 18, 2000, we issued a press release concerning our second quarter 2000 earnings. The press release, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

20	Press release dated July 18, 2000

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: July 18, 2000	By:	/s/Stacy L. Fox Stacy L. Fox Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

Exhibit 20	News Release dated July 18, 2000